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DELAWARE-LINCOLN                                                   LINCOLN LIFE & ANNUITY
CHOICE                       Variable Annuity Application          COMPANY OF NEW YORK
VARIABLE ANNUITY-SM-                                               HOME OFFICE SYRACUSE, NEW YORK
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             Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE OWNER.

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1a OWNER
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                                                                 Social Security number/TIN      / / / /-/ / /-/ / / / /
   ---------------------------------------------
   Full legal name or trust name*
                                                                 Home telephone number      / / / /   / / / /-/ / / / /

   ---------------------------------------------
   Street address                                                Date of birth  / / /  / / /  / / / / /   / / Male  / / Female
                                                                                Month   Day     Year

   ---------------------------------------------                 Date of trust* / / /  / / /  / / / / /   Is trust revocable?*
   City                   State         ZIP                                     Month   Day     Year      / / Yes     / / No


   ---------------------------------------------
   Executor/Trustee name*

   NOTE: MAXIMUM AGE OF OWNER IS 85.                                         *This information is required for trusts.

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2a ANNUITANT (if no Annuitant is specified, the Owner will be the Annuitant)
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                                                                 Social Security number         / / / /-/ / /-/ / / / /
   ---------------------------------------------
   Full legal name
                                                                 Home telephone number     / / / /   / / / /-/ / / / /
   ---------------------------------------------
   Street address
                                                                 Date of birth   / / /   / / /   / / / / /   / / Male  / /Female
   ---------------------------------------------                                 Month    Day      Year
   City                   State         Zip

   NOTE: MAXIMUM AGE OF ANNUITANT IS 85.

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2b CONTINGENT ANNUITANT
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   ---------------------------------------------                 Social Security number       / / / /-/ / /-/ / / / /
   Full legal name

   NOTE: MAXIMUM AGE OF CONTINGENT ANNUITANT IS 85.

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3  BENEFICIARY(IES) OF OWNER (List additional beneficiaries on separate sheet. If listing children, use full legal names.)
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   ----------------------------------------------   ----------------------------------------   ---------------------   ----------
   Primary: Full legal name or trust name*          Relationship to Owner                        SSN/TIN                        %


   ----------------------------------------------   ----------------------------------------   ---------------------   ----------
   Primary: Full legal name                         Relationship to Owner                        SSN/TIN                        %


   ----------------------------------------------   ----------------------------------------   ---------------------   ----------
   Contingent: Full legal name or trust name        Relationship to Owner                        SSN/TIN                        %


   ----------------------------------------------
   Executor/Trustee name*                           Date of trust*    / / /   / / /   / / / / /    / / Male  / / Female
                                                                      Month    Day      Year

                                                                              *This information is required for trusts.

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4  TYPE OF VARIABLE ANNUITY CONTRACT
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   NONQUALIFIED:  / / Initial Contribution OR / / 1035 Exchange

   TAX-QUALIFIED (MUST COMPLETE PLAN TYPE):  / / Initial Contribution, Tax Year          OR  / / Transfer  OR  / / Rollover
                                                                               --------

       PLAN TYPE (CHECK ONE):         / / Roth IRA               / / Traditional IRA


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------------------------------------------------------------     ------------------------------------------------------------------
5a ALLOCATION (this section must be completed)                   5b DOLLAR COST AVERAGING (complete only if electing DCA)
------------------------------------------------------------     ------------------------------------------------------------------
                                                                  $10,000 minimum required in the Holding Account
   Initial minimums:                                              ---------------------------------------------------------------

     Nonqualified       $10,000                                   Total amount to DCA:             $
                                                                         OR                          ----------------------------
     Qualified          $ 2,000                                   MONTHLY amount to DCA:           $
                                                                                                     ----------------------------
                                                                  ---------------------------------------------------------------
   THE CURRENT ALLOCATION WILL APPLY TO FUTURE CONTRIBUTIONS      OVER THE FOLLOWING PERIOD:
   UNLESS OTHERWISE SPECIFIED.
                                                                          MONTHS (6-60)
                                                                                                     ----------------------------
                                                                  ---------------------------------------------------------------
                                                                  FROM THE FOLLOWING HOLDING ACCOUNT (check one):
   ---------------------------------------------------------
   PLEASE ALLOCATE MY CONTRIBUTION OF:
                                                                  / / 1 Year Fixed Account (Only available for 12 months or less.)
   $                     OR  $                                    / / Delaware Delchester Series        * The DCA holding account
    --------------------     -------------------                  / / Lincoln National Money Market       and the DCA fund elected
    Initial contribution     Approximate amount                   / / Lincoln National Bond Fund          cannot be the same
                             from previous carrier
   ---------------------------------------------------------      ----------------------------------------------------------------
   INTO THE FUND(S) BELOW [DOWN ARROW GRAPHIC]                    INTO THE FUND(S) BELOW [DOWN ARROW GRAPHIC]
   ---------------------------------------------------------      ----------------------------------------------------------------
   USE WHOLE PERCENTAGES                                          USE WHOLE PERCENTAGES

             % Delaware Decatur Total Return Series                           % Delaware Decatur Total Return Series
    ---------                                                      ----------
             % Delaware International Equity Series                           % Delaware International Equity Series
    ---------                                                      ----------
             % Delaware Delchester Series                                     % Delaware Delchester Series
    ---------                                                      ----------
             % Delaware Devon Series                                          % Delaware Devon Series
    ---------                                                      ----------
             % Delaware Emerging Markets Series                               % Delaware Emerging Markets Series
    ---------                                                      ----------
             % Delaware REIT Series                                           % Delaware REIT Series
    ---------                                                      ----------
             % Delaware Social Awareness Series                               % Delaware Social Awareness Series
    ---------                                                      ----------
             % Delaware Small Cap Value Series                                % Delaware Small Cap Value Series
    ---------                                                      ----------
             % Delaware Trend Series                                          % Delaware Trend Series
    ---------                                                      ----------
             % AIM V.I. Growth Fund                                           % AIM V.I. Growth Fund
    ---------                                                      ----------
             % AIM V.I. International Fund                                    % AIM V.I. International Fund
    ---------                                                      ----------
             % AIM V.I. Value Fund                                            % AIM V.I. Value Fund
    ---------                                                      ----------
             % BT Equity 500 Index Fund                                       % BT Equity 500 Index Fund
    ---------                                                      ----------
             % Newport Tiger Fund                                             % Newport Tiger Fund
    ---------                                                      ----------
             % Colonial U.S. Stock Fund                                       % Colonial U.S. Stock Fund
    ---------                                                      ----------
             % Dreyfus Small Cap Portfolio                                    % Dreyfus Small Cap Portfolio
    ---------                                                      ----------
             % Fidelity VIP Equity--Income Portfolio                          % Fidelity VIP Equity--Income Portfolio
    ---------                                                      ----------
             % Fidelity VIP Growth Portfolio                                  % Fidelity VIP Growth Portfolio
    ---------                                                      ----------
             % Fidelity VIP III Growth Opportunities Portfolio                % Fidelity VIP III Growth Opportunities Portfolio
    ---------                                                      ----------
             % Fidelity VIP Overseas Portfolio                                % Fidelity VIP Overseas Portfolio
    ---------                                                      ----------
             % Kemper Government Securities Portfolio                         % Kemper Government Securities Portfolio
    ---------                                                      ----------
             % Kemper Small Cap Growth Portfolio                              % Kemper Small Cap Growth Portfolio
    ---------                                                      ----------
             % Lincoln National Bond Fund                                     % Lincoln National Bond Fund
    ---------                                                      ----------
             % Lincoln National Money Market Fund                             % Lincoln National Money Market Fund
    ---------                                                      ----------
             % MFS Emerging Growth Series                                     % MFS Emerging Growth Series
    ---------                                                      ----------
             % MFS Research Series                                            % MFS Research Series
    ---------                                                      ----------
             % MFS Total Return Series                                        % MFS Total Return Series
    ---------                                                      ----------
             % MFS Utilities Series                                           % MFS Utilities Series
    ---------                                                      ----------
             % OpCap Advisors OCC Global Equity Portfolio                     % OpCap Advisors OCC Global Equity Portfolio
    ---------                                                      ----------
             % OpCap Advisors OCC Managed Portfolio                           % OpCap Advisors OCC Managed Portfolio
    ---------                                                      ----------
               Fixed Account:                  % 5 years                      % TOTAL (must = 100%)
                                         ------                    ----------
                        % 1 year               % 7 years           ----------
                -------                  ------
                        % 3 years              % 10 years
                -------                  ------
             %  TOTAL (must = 100%)
    --------
    --------
    ----------------------------------------------------------     ------------------------------------------------------------


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6  AUTOMATIC BANK DRAFT
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   To:                                                                                               ATTACH VOIDED CHECK
      -----------------------------------------------------------------------------------------------
      Bank name                                                  ABA number

   ----------------------------------------------------------------------------------------------------------------------
   Bank street address                           City                              State                ZIP

   Automatic bank draft start date:  / / /     / / /      / / / / /                             $
                                     Month   Day(1-28)      Year    --------------------------    -----------------------
                                                                    Checking account number       Monthly amount

   I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life & Annuity Company of New York (LL & A), P.O. Box 7866, Fort Wayne, IN 46801-7866,
   provided there are sufficient collected funds in said account to pay the same upon presentation.  It will not be necessary for any officer or employee of LL & A to sign such checks.  I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us.  This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit.  I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.


                                                                                             Date / / /   / / /  / / / / /
   ---------------------------------------------    ---------------------------------------       Month    Day     Year
   Signature(s) EXACTLY as shown on bank records

   ---------------------------------------------    ---------------------------------------
   Print full legal name(s)

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7  AUTOMATIC WITHDRAWAL  $10,000 minimum account balance required.
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   NOTE: WITHDRAWALS IN EXCESS OF 15% OF PREMIUM PAYMENTS IN ANY CONTRACT YEAR MAY BE SUBJECT TO WITHDRAWAL CHARGES.

 ---------------------------------------------------------------    ---------------------------------------------------------------
   / / Please provide me with automatic withdrawals                   / / Please provide me with automatic withdrawals
       totaling 15% of premium payments payable as follows:               of $
                                                                              -----------------------------------
                                                                 OR
   / / Monthly   / / Quarterly   / / Semiannually   / / Annually      / / Monthly   / / Quarterly   / / Semiannually   / / Annually

   Begin withdrawals in    / / /    / / / / /                         Begin withdrawals in    / / /    / / / / /
                           Month      Year                                                    Month      Year
 ---------------------------------------------------------------    ---------------------------------------------------------------

    NOTE: IF NO TAX WITHHOLDING SELECTION IS MADE, FEDERAL TAXES WILL BE WITHHELD AT A RATE OF 10%.

   ELECT ONE:  / / Do withhold taxes
                   Amount to be withheld $                    OR        %
                                          -------------------    -------
               / / Do not withhold taxes

   ELECT ONE:  / / Send check to address of record                   OR  / / Send check to the following alternate address:

               / / Direct deposit
                   For direct deposit into your bank account,            ---------------------------------------------------------
                   Form 27326CP Electronic Fund Transfer
                   Authorization must be completed and submitted         ---------------------------------------------------------
                   with a VOIDED check or a savings deposit slip.
                                                                         ---------------------------------------------------------

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8  REPLACEMENT  Will the proposed policy replace any existing annuity or life insurance contract?
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   ELECT ONE:  / / NO  / / YES   IF YES, COMPLETE THE 1035 EXCHANGE OR QUALIFIED RETIREMENT ACCOUNT TRANSFER FORM.

   (Attach a replacement form if required by the state in which the application is signed.)


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   Company name

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   Plan name                                                                                 Year issued



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9  SIGNATURES
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   All statements made in this application are true to the best of my knowledge and belief, and I agree to all terms and conditions as shown.  I acknowledge receipt of the current prospectuses for Delaware-Lincoln ChoicePlus-SM- and verify my understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE FUNDS IN THE SERIES, ARE
   VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT.  I understand that all payments and values based on the fixed account are subject to a market value adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period.  Under penalty of perjury, the Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.


   ---------------------------------------------------------------------------------------------
   Signed at (city)                                      State
                                                                                                  Date / / /  / / /  / / / / /
   ---------------------------------------------------------------------------------------------       Month   Day     Year
   SIGNATURE OF OWNER

   ---------------------------------------------------------------------------------------------
   Signed at (city)                                      State
                                                                                                  Date / / /  / / /  / / / / /
   ---------------------------------------------------------------------------------------------       Month   Day     Year
   SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF OWNER IS A TRUST OR CUSTODIAN)




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        THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL ADVISER. Please type or print.

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10 INSURANCE IN FORCE  Will the proposed policy replace any existing annuity or life insurance certificate or contract?
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   ELECT ONE: / / NO  / / YES   IF YES, PLEASE LIST THE INSURANCE IN FORCE ON THE LIFE OF THE PROPOSED OWNER(S) AND ANNUITANT(S):

   (Attach a replacement form if required by the state in which the application was signed.)

                                                                                                               $
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   Company name                                                                            Year issued         Amount

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11 ADDITIONAL REMARKS
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12 DEALER INFORMATION
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   NOTE: LICENSING APPOINTMENT WITH LL & A IS REQUIRED FOR THIS APPLICATION TO BE PROCESSED.
   IF MORE THAN ONE REPRESENTATIVE, PLEASE INDICATE NAMES AND PERCENTAGES IN SECTION 12.

   -----------------------------------------------------------------------------------           / / / /  / / / / - / / / / /
   Registered representative's name (print as it appears on NASD licensing)             Registered representative's telephone number
                                                                                          / / / / - / / / - / / / / /
   -----------------------------------------------------------------------------------  Registered representative's SSN
   Client account number at dealer (if applicable)

   --------------------------------------------------------------------------------------------------------------------------------
   Dealer's name

   --------------------------------------------------------------------------------------------------------------------------------
   Branch address                                       City                                       State               ZIP

                                               -------------------------------------------------
   / / CHECK IF BROKER CHANGE OF ADDRESS        Commission Options:   / / 1    / / 2    / / 3
                                               -------------------------------------------------

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13 REPRESENTATIVE'S SIGNATURE
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   The representative hereby certifies that he/she witnessed the signature(s) in section 10 and that all information contained in this application is true to the best of his/her knowledge and belief.


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   Signature

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Send completed application -- with a check made payable to Lincoln Life & Annuity Company of New York -- to your investment dealer's home office or to:
                                                                                EXPRESS MAIL:
DELAWARE-LINCOLN          LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK            LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
CHOICE                    P.O. Box 7866                                         Attention: ChoicePlus-SM- Operations
VARIABLE ANNUITY-SM-      Fort Wayne, IN  46801-7866                            1300 South Clinton Street
                          888-868-2583                                          Fort Wayne, IN  46802
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